180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
50.9% of net assets at value

Privately Held Companies (Illiquid) -
31.4% of net assets at value

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$10,151,600
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,156,461
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	937,982
				3,021,746	13,246,043

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	125,000

D-Wave Systems, Inc. (3)(4)(6)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(I) (L3)		1,144,869	1,002,074	274,360
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(I) (L3)		450,450	487,804	107,947
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(I) (L3)		855,131	748,473	204,926
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(I) (L3)		269,280	248,049	64,531
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(I) (L3)		258,721	238,323	62,001
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(I) (L3)		460,866	909,088	110,443
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(I) (L3)		678,264	736,019	162,541
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(I) (L3)		513,900	659,493	123,153
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(I) (L3)		493,747	633,631	118,323
				5,662,954	1,228,225

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
50.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
31.4% of net assets at value (cont.)

Fleet Health Alliance, LLC (3)(4)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	$225,000	$0

Lodo Therapeutics Corporation (3)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	761,992
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(M) (L3)		$474,019	495,759	495,759
				1,153,949	1,257,751

Magnolia Neurosciences Corporation (3)(4)		Pharmaceuticals
Developing and commercializing novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	862,872	665,841

Nanosys, Inc. (3)(4)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		803,428	1,500,000	375,882
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		1,016,950	3,000,003	800,146
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		433,688	496,573	462,327
				4,996,576	1,638,355

NanoTerra, Inc. (3)(4)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		4,462	69,168	0
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	0
				104,571	0

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
50.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
31.4% of net assets at value (cont.)

Petra Pharma Corporation (3)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-1/8/18)	(I) (L3)		1,894,798	$1,894,798	$1,642,681
Secured Convertible Bridge Note, 7% PIK, (acquired 8/30/18, maturing 6/30/20)	(M) (L3)		$369,748	410,876	308,157
Secured Convertible Bridge Note, 7% PIK, (acquired 4/11/19, maturing 6/30/20)	(M) (L3)		$116,601	124,562	93,421
Secured Convertible Bridge Note, 7% PIK, (acquired 7/18/19, maturing 6/30/20)	(M) (L3)		$143,903	151,023	113,267
				2,581,259	2,157,526

Phylagen, Inc. (3)(4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	233,845	374,689

Total Unaffiliated Privately Held Companies (cost: $18,842,772)					$20,693,430

Unaffiliated Publicly Traded Securities -
19.5% of net assets at value

Alta Equipment Group, Inc. (4)(7)		Trading Companies & Distributors
Operates as an industrial and construction equipment company
Common Stock (acquired 2/14/20-3/31/20) (3)	(M) (L1) ( L2)		495,560	$4,230,976	$2,116,041
Warrants for the Purchase of Common Stock expiring 4/8/24 (acquired 2/14/20) (3)	(M) (L2)		150,000	222,879	89,805
				4,453,855	2,205,846

Emcore Corporation (4)		Communications Equipment
Providing mixed-signal optical products
Common Stock (acquired 5/3/18-1/7/20)	(M) (L1)		154,038	705,233	345,045

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
50.9% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
19.5% of net assets at value (cont.)

Franchise Group, Inc. (3)(4)		Specialized Consumer Services
Operates franchised and franchisable businesses
Common Stock (acquired 3/12/20)	(M) (L2)		264,706	$4,500,002	$2,229,783

Iteris, Inc. (4)		Electronic Equipment & Instruments
Providing applied informatics for transportation and agriculture
Common Stock (acquired 1/18/19-11/11/19)	(M) (L1)		370,600	1,620,153	1,185,920

Lantronix, Inc. (4)		Communications Equipment
Providing secure data access and management solutions
Common Stock (acquired 9/18/18-3/31/20)	(M) (L1)		1,129,402	3,620,895	2,207,981

OpGen, Inc. (4)(8)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		602	425,579	7,318
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	785	47
				426,364	7,365

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Providing high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-3/11/20)	(M) (L1)		1,501,120	3,983,228	4,428,304

Miscellaneous Common Stocks (9)	(M) (L1)			612,472	263,907

Total Unaffiliated Publicly Traded Securities (cost: $19,922,202)					$12,874,151

Total Investments in Unaffiliated Companies (cost: $38,764,974)					$33,567,581

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
41.7% of net assets at value

Privately Held Companies (Illiquid) -
18.2% of net assets at value

ABSMaterials, Inc. (3)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$11,980
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	228,217
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 6/30/20)	(M) (L3)		$100,000	133,600	133,600
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 6/30/20)	(M) (L3)		$25,000	31,027	31,027
				1,817,271	404,824

Black Silicon Holdings, Inc. (3)(4)(10)(11)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	750,000	0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	241,898
				7,870,245	241,898

EchoPixel, Inc. (3)(4)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	1,250,000	534,623
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	192,402
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	262,600
				2,100,000	989,625

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
41.7% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
18.2% of net assets at value (cont.)

Essential Health Solutions, Inc. (3)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$140,750
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,809,899
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	50,000
				2,800,020	3,000,649

HALE.life Corporation (3)(4)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	79,025
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,077,030
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,234,162
				4,396,930	2,390,217

ORIG3N, Inc. (3)(4)		Health Care Technology
Developing consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	500,000	812,361
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	972,879
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	134,284
				2,200,002	1,919,524

Produced Water Absorbents, Inc. (3)(4)(12)(13)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	7,670,281	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, matured on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,533,766	0
				10,269,297	0

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
41.7% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
18.2% of net assets at value (cont.)

TARA Biosystems, Inc. (3)(4)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$538,304
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,437,477
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	77,974
				2,645,513	3,053,755

Total Non-Controlled Affiliated Privately Held Companies (cost: $34,099,278)					$12,000,492

Non-Controlled Affiliated Publicly Traded Securities -
23.5% of net assets at value

Potbelly Corporation (4)		Restaurants
Operates a chain of sandwich shops
Common Stock (acquired 6/24/19-3/9/20)	(M) (L1)		1,420,000	$6,061,816	$4,387,800

Synacor, Inc. (4)(14)		Application Software
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-3/11/20)	(M) (L1)		1,708,501	4,474,724	1,742,671
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19) (3)(15)	(I) (L3)		50,000	0	28,428
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19) (3)(15)	(I) (L3)		15,000	0	8,760
Restricted Stock Units (acquired 2/27/20) (3)(15)	(M) (L2)		12,387	0	12,635
				4,474,724	1,792,494

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
41.7% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
23.5% of net assets at value (cont.)

TheMaven, Inc. (3)(4)		Interactive Media & Services
Providing a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	$2,000,000	$2,429,008
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	6,069,548
Series J Convertible Preferred Stock (acquired 10/7/19)	(M) (L2)		1,000	1,000,000	824,206
				8,000,000	9,322,762

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $18,536,540)					$15,503,056

Total Investments in Non-Controlled Affiliated Companies (cost: $52,635,818)					$27,503,548

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $91,400,792)					$61,071,129

Investment in Equity Method Privately Held Company (2) -
0.3% of net assets at value

Privately Held Company (Illiquid) -
0.3% of net assets at value

Accelerator IV-New York Corporation (3)(4) (16)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$180,776	$180,776

Total Investment in Equity Method Privately Held Company (adjusted cost: $180,776)					$180,776

Total Investments (cost: $91,581,568)					$61,251,905

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) -
2.7% of net assets at value

Amgen, Inc. (3)(4)(17)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$1,757,676

Xenio Holdings, Inc. (3)(4)(18)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		$0	$0	$0

Total Unaffiliated Rights to Payments (adjusted cost: $548,998)					$1,757,676

	Method of Valuation (1)		Number of Contracts	Cost / (Premium Received)	Value

Purchased Call Options - 0.0% of net assets at value

iShares Russell 2000 ETF - Strike Price $144, April 17, 2020 (acquired 2/28/20)	(M) (L2)		62,500	$523,562	$4,063

Total Purchased Call Options (cost: $523,562)					$4,063

Written Call Options - 0.0% of net assets at value

iShares Russell 2000 ETF - Strike Price $152, April 17, 2020 (acquired 2/28/20)	(M) (L2)		(62,500)	$(252,258)	$(4,063)

Total Written Call Options (premium received: $252,258)					$(4,063)

Total Investments and Derivatives (cost: $92,401,870)					$63,009,581

NET ASSETS (equivalent to $2.12 per share based on 31,121,562 shares of common stock outstanding)					$66,008,391

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020
UNAUDITED
Notes to Consolidated Schedule of Investments

(1)See "Note 1. Investment Valuation Procedures."
(2)Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)We are subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $48,122,443, or 72.9 percent of net assets.
(4)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(5)We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(6)D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc. through Parallel Universes, Inc., a Delaware company.

(7)421,053 shares of the total number of shares of common stock of Alta Equipment Group, Inc., owned by the Company and the 150,000 warrants for the purchase of common stock were restricted as of March 31, 2020. These shares and warrants became unrestricted following a registration statement becoming effective on April 3, 2020.
(8)On August 28, 2019, OpGen, Inc. effectuated a 1:20 reverse stock split of its common stock. The warrants held by the Company are for the purchase of common stock.
(9)The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.
(10)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(11)On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx, Inc. were converted into securities of Black Silicon Holdings, Inc.  SiOnyx, Inc. was then acquired by an undisclosed buyer.  Black Silicon Holdings, Inc. owns a profit interest in the undisclosed buyer.
(12)Produced Water Absorbents, Inc., also does business as ProSep, Inc.
(13)The Company's senior secured debt security of Produced Water Absorbents, Inc., matured on December 31, 2019, but was not repaid. The Company has agreed to extend the maturity date of the secured debt security and an agreement is in process. The repayment of the debt is uncertain.
The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2020
UNAUDITED
(14)The Company is the Investment Manager and Managing Member of 180.2 SPV Series - a Series of 180 Degree Capital  Management, LLC that owns 1,241,400 shares, or 3.2 percent of the voting securities, of Synacor, Inc. ("SYNC"). When combined with the Company's ownership of 4.3 percent of the voting securities of SYNC, the Company controls 7.5 percent of the voting securities of SYNC, based on 39,288,515 shares reported in SYNC's most recent Securities and Exchange Commission ("SEC") filing, Form 10-K, as of December 31, 2019.
(15)The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of SYNC. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.
(16)Under the equity method, investments are carried at cost, plus or minus the company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9.6 percent of Accelerator IV-New York Corporation.
(17)If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.
(18)In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,100. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying notes are an integral part of this unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

        ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

        Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's consolidated schedule of investments. The difference could be material.

NOTE 2. FAIR VALUE OF INVESTMENTS

At March 31, 2020, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	March 31, 2020
Privately Held Portfolio Companies:
Preferred Stock	$0	$0	$30,343,714	$30,343,714
Bridge Notes	0	0	1,467,129	1,467,129
Common Stock	0	0	758,079	758,079
Warrants	0	0	0	0
Senior Secured Debt	0	0	0	0
LLC Interests	0	0	125,000	125,000

Publicly Traded Portfolio Companies:
Common Stock	$14,879,773	$4,027,679	$0	$18,907,452
Preferred Stock	0	9,322,762	0	9,322,762
Warrants	0	97,123	47	97,170
Stock Options	0	0	37,188	37,188
Restricted Stock Units	0	12,635	0	12,635
Total Investments:	$14,879,773	$13,460,199	$32,731,157	$61,071,129

Derivative Investments:
Rights to Payments	$0	$0	$1,757,676	$1,757,676
Exchange Traded Fund Options	0	0	0	0
Total Financial Assets:	$14,879,773	$13,460,199	$34,488,833	$62,828,805

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of March 31, 2020	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-25.9% (-25.9%)
			Price Per Share	$1.30 ($1.30)
			Volatility	72.1% (72.1%)
Preferred Stock	$1,919,524	Hybrid Approach	Time to Exit / Cash Flows (Years)	3.2 (3.2)
			Price Per Share	$0.21 - $6.33 ($3.38)
			Public Comparable Adjustment (Including Non-Performance Risk)	-89.4% - 13.0% (-25.5%)
			Volatility	50.9% - 96.4% (77.8%)
Preferred Stock	28,049,501	Income Approach	Time to Exit / Cash Flows (Years)	0.0 - 6.5 (5.0)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Revenue Multiples	2.6 (2.6)
			Time to Exit (Years)	0.8 (0.8)
			Discount for Lack of Marketability	17.9% (17.9%)
Preferred Stock	374,689	Market Approach	Price Per Share	$0.68 ($0.68)
Bridge Notes	50,000	Income Approach	Estimated Value to Cost Ratio at Payout	0.0 - 1.0 (1.0)
			Revenue Multiples	2.6 (2.6)
			Time to Exit (Years)	0.8 (0.8)
			Discount for Lack of Marketability	17.9% (17.9%)
Bridge Notes	1,417,129	Market Approach	Estimated Value to Cost Ratio at Conversion	1.0 (0.9)
			Public Comparable Adjustment (Including Non-Performance Risk)	-50.0% - 4.1% (-119.6%)
			Volatility	77.1% - 77.4% (77.3%)
			Time to Exit (Years)	5.0 (5.0)
Common Stock	758,079	Income Approach	Price Per Share	$0.21 - $1.00 ($0.55)
			Volatility	104.3% (104.3%)
			Revenue Multiples	1.0 (1.0)
			Time to Exit (Years)	0.5 (0.5)
Common Stock	0	Market Approach	Discount for Lack of Marketability	21.2% (21.2%)
			Price Per Share	$0.00 - $2.55 ($2.55)
			Volatility	159.0% (159.0%)
Warrants	47	Income Approach	Time to Exit (Years)	4.9 (4.9)
Warrants	0	Market Approach	Price Per Share	$0.00 ($0.00)
			Revenue Multiple	1.0x (1.0x)
			Exit Date	0.5 (0.5)
			Volatility Rate	104.3% (104.3%)
Senior Secured Debt	0	Market Approach	Discount for Lack of Marketability	21.2% (21.2%)
LLC Interests	125,000	Market Approach	Bid/Ask	$100,000-$150,000 ($125,000)

	Value as of March 31, 2020	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Discount for Lack of Marketability	14.1% (14.1%)
			Volatility	71.6% (71.6%)
Stock Options	$37,188	Income Approach	Time to Exit (Years)	8.9 - 9.1 (9.0)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (71.0%)
			Probability of Achieving Dependent Milestones	1.8% - 56.3% (41.1%)
Rights to Payments	1,757,676	Income Approach	Time to Cash Flows (Years)	-0.2 - 8.8 (6.2)
Total	$34,488,833

(a) Weighted average based on fair value at March 31, 2020.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities either by an income or market approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments valued by the income approach, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the period ended March 31, 2020, the following changes in valuation methodology occurred since December 31, 2019:

•We changed the valuation methodology of our securities of Nanosys, Inc., from the market approach to the income approach to reflect a change in the financing status of the business.
•We changed the valuation methodology of our securities of D-Wave Systems, Inc. from the market approach to the income approach owing to consummation of new financing.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of March 31, 2020.

Industry	Value as of March 31, 2020	% of Net Assets	Value as of March 31, 2020	% of Net Assets
Application Software			$1,792,494	2.7%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,792,494	2.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			125,000	0.2%
Unaffiliated Portfolio Companies	125,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			1,765,041	2.7%
Unaffiliated Portfolio Companies	1,765,041	2.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			2,553,026	3.9%
Unaffiliated Portfolio Companies	2,553,026	3.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Equipment & Instruments			1,185,920	1.8%
Unaffiliated Portfolio Companies	1,185,920	1.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			13,246,043	20.1%
Unaffiliated Portfolio Companies	13,246,043	20.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			989,625	1.5%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	989,625	1.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			7,310,390	11.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	7,310,390	11.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			9,322,762	14.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,322,762	14.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			3,053,755	4.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	3,053,755	4.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Oil & Gas Equipment & Services			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of March 31, 2020	% of Net Assets	Value as of March 31, 2020	% of Net Assets
Pharmaceuticals			$4,081,118	6.2%
Unaffiliated Portfolio Companies	$4,081,118	6.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			555,465	0.9%
Unaffiliated Portfolio Companies	374,689	0.6%
Non-Controlled Affiliated Portfolio Companies	180,776	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			4,387,800	6.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,387,800	6.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			241,898	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	241,898	0.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialized Consumer Services			2,229,783	3.4%
Unaffiliated Portfolio Companies	2,229,783	3.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			2,043,179	3.1%
Unaffiliated Portfolio Companies	1,638,355	2.5%
Non-Controlled Affiliated Portfolio Companies	404,824	0.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Stores			263,907	0.4%
Unaffiliated Portfolio Companies	263,907	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			5,656,529	8.6%
Unaffiliated Portfolio Companies	5,656,529	8.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Trading Companies & Distributors			2,205,846	3.4%
Unaffiliated Portfolio Companies	2,205,846	3.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$63,009,581		$63,009,581

NOTE 4. DERIVATIVES

At March 31, 2020, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These rights to milestone payments were fair valued at $1,757,676 as of March 31, 2020. At March 31, 2020, we had rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc. These rights to payments were fair valued at $0 as of March 31, 2020.

The Company purchased and sold call options during the period. A call option gives its holder the right to buy a specific security at a specific price (known as the exercise strike price) by a certain date.

Transactions in call options during the period ended March 31, 2020, were as follows:

	Number of Contracts	Premium

Call options outstanding as of December 31, 2019	0	$0
Call options purchased	(65,000)	(523,562)
Call options written	65,000	252,258
Call options expired	0	0
Call options outstanding as of March 31, 2020	0	$(271,304)

The following tables present the value of derivatives held at March 31, 2020, and the effect of derivatives held during the period ended March 31, 2020.

	Assets		Liabilities
Derivative Instruments	Location	Fair Value	Location	Fair Value

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Investments	$1,757,676	--	--

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Investments	0	--	--

Exchange Traded Fund Options	Investments	4,063	Investments	$(4,063)

Total		$1,761,739		$(4,063)

Derivative Instruments	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	$0	$(16,422)

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	0	0

Exchange Traded Fund Options	0	(271,304)

Total	$0	$(287,726)

NOTE 5. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of March 31, 2020, through the date this consolidated schedule of investments was issued, and include the following:

On April 30, 2020, one of our life science privately held portfolio companies entered into a definitive agreement to be acquired by an undisclosed party. The transaction is currently expected to close in mid-to-late May 2020. The terms of the acquisition are confidential. The Company notes, however, that upon closing, it will receive approximately $4.4 million in cash for its position in the privately held portfolio company. Approximately $400,000 in additional proceeds will be held in escrow for one year. The Company will also be eligible to receive up to approximately $81 million in potential future payments upon the achievement of undisclosed development and commercial milestones. The Company currently estimates that the first milestone payment could occur in 2-3 years, and subsequent milestone payments could occur at various points over the subsequent 10-15 years. The timing and likelihood of the acquirer achieving these milestones is highly uncertain and if these milestones are achieved, the timing may be materially different than current estimates. These factors will be used to develop a fair market value based on a probability-weighted net present value analysis of the potential future milestone payments as of the Company's next valuation date, which is June 30, 2020. In addition, simultaneous with the close of the transaction, the privately held portfolio company will spin out certain assets into a new entity. The Company will own shares of this new entity. The Company’s securities of this privately held portfolio company were fair valued as of March 31, 2020, at approximately $2.2 million.

NOTE 6. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2019	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2020
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$22,297	$0	$(10,317)	$(10,317)	$11,980
	Series B Convertible Preferred Stock	0	0	306,556	0	(78,339)	(78,339)	228,217
	Secured Convertible Bridge Note	2,493	0	162,134	2,493	0	0	164,627
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes (F)	0	0	360,465	0	(118,567)	(118,567)	241,898
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	0	$1,369,554	$0	$(834,931)	$(834,931)	$534,623
	Series Seed-2 Convertible Preferred Stock	0	0	488,352	0	(295,950)	(295,950)	192,402
	Series A-2 Convertible Preferred Stock	0	0	556,486	0	(293,886)	(293,886)	262,600
Essential Health Solutions, Inc.	Common Stock	$0	$0	$143,349	$0	$(2,599)	$(2,599)	$140,750
	Series A Convertible Preferred Stock	0	0	2,868,134	0	(58,235)	(58,235)	2,809,899
	Convertible Bridge Note	0	0	50,000	0	0	0	50,000
HALE.life Corporation	Common Stock	$0	$0	$117,016	$0	$(37,991)	$(37,991)	$79,025
	Series Seed-1 Convertible Preferred Stock	0	0	1,613,660	0	(536,630)	(536,630)	1,077,030
	Series Seed-2 Convertible Preferred Stock	0	0	1,853,786	0	(619,624)	(619,624)	1,234,162

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2019	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2020
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (E):
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$0	$885,200	$0	$(72,839)	$(72,839)	$812,361
	Series A Convertible Preferred Stock	0	0	1,060,501	0	(87,622)	(87,622)	972,879
	Series A-2 Convertible Preferred Stock	0	0	146,262	0	(11,978)	(11,978)	134,284
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0	0	0
	Senior Secured Debt (G)	0	0	0	0	0	0	0
TARA Biosystems, Inc.	Common Stock	$0	0	$757,753	$0	$(219,449)	$(219,449)	$538,304
	Series A Convertible Preferred Stock	0	0	3,196,883	0	(759,406)	(759,406)	2,437,477
	Series A-2 Convertible Preferred Stock	0	0	101,062	0	(23,088)	(23,088)	77,974
Total Non-Controlled Affiliated Privately Held Companies		$2,493	$0	$16,059,450	$2,493	$(4,061,451)	$(4,061,451)	$12,000,492
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES (E):
Potbelly Corporation	Common Stock	$0	$0	$4,735,047	$0	$(347,247)	$(1,573,962)	$4,387,800
Synacor, Inc.	Common Stock	$0	$0	$2,450,061	$0	$(707,390)	$(819,641)	$1,742,671
	Stock Options	0	0	61,514	0	(24,326)	(24,326)	37,188
	Restricted Stock Units	0	0	14,384	0	(1,749)	(1,749)	12,635
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0	$2,647,689	$0	$(218,681)	$(218,681)	$2,429,008
	Series I Convertible Preferred Stock	0	0	6,615,833	0	(546,285)	(546,285)	6,069,548
	Series J Convertible Preferred Stock	0	0	896,209	0	(72,003)	(72,003)	824,206
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$0	$17,420,737	$0	$(1,917,681)	$(3,256,647)	$15,503,056
Total Non- Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$2,493	$0	$33,480,187	$2,493	$(5,979,132)	$(7,318,098)	$27,503,548

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2019	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2020
EQUITY METHOD PRIVATELY HELD COMPANY:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$203,677	$0	$(22,901)	$0	$180,776
Total Equity Method Privately Held Company		$0	$0	$203,677	$0	$(22,901)	$0	$180,776

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of March 31, 2020.

(B)Represents the total amount of interest or dividends and yield enhancing fees on debt securities credited/(debited) to income for the portion of the period ended an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended March 31, 2020.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(F)Debt security is on non-accrual status as of April 1, 2018 and, therefore, is considered non-income producing as of the period ended March 31, 2020.

(G)Debt security is on non-accrual status as of July 1, 2018.

 * Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which is accounted for under the equity method.

** "Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors. There were no such holdings as of the period ended March 31, 2020.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$11,980
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	228,217
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 6/30/20)	(M) (L3)		$100,000	133,600	133,600
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 6/30/20)	(M) (L3)		$25,000	31,027	31,027
				$1,817,271	$404,824
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	241,898
				$7,870,245	$241,898
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$534,623
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	192,402
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	262,600
				$2,100,000	$989,625
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$140,750
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,809,899
Unsecured Convertible Bridge Note, 8%, (acquired 12/19/18, maturing 12/19/21)	(I) (L3)		$50,000	50,000	50,000
				$2,800,020	$3,000,649

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$79,025
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,077,030
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,234,162
				$4,396,930	$2,390,217
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$812,361
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	972,879
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	134,284
				$2,200,002	$1,919,524
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, matured on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,533,766	0
				$10,269,297	$0
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$538,304
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,437,477
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	77,974
				$2,645,513	$3,053,755
Total Non-Controlled Affiliated Privately Held Portfolio (18.2%)				$34,099,278	$12,000,492

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Potbelly Corporation		Restaurants
Common Stock (acquired 6/24/19-3/9/20)	(M) (L1)		1,420,000	$6,061,816	$4,387,800
Synacor, Inc.		Application Software
Common Stock (acquired 4/6/17-3/11/20)	(M) (L1)		1,708,501	$4,474,724	$1,742,671
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19)	(I) (L3)		50,000	0	28,428
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19)	(I) (L3)		15,000	0	8,760
Restricted Stock Units (acquired 2/27/20)	(M) (L2)		12,387	0	12,635
				$4,474,724	$1,792,494
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	$2,000,000	$2,429,008
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	6,069,548
Series J Convertible Preferred Stock (acquired 10/7/19)	(M) (L2)		1,000	1,000,000	824,206
				$8,000,000	$9,322,762
Total Non-Controlled Affiliated Publicly Traded Securities (23.5%)				$18,536,540	$15,503,056
EQUITY METHOD PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$180,776	$180,776
Total Equity Method Privately Held Company (0.3%)				$180,776	$180,776
Total Investments in Non-Controlled Affiliated Companies Privately Held Companies and Publicly Traded Securities and Equity Method Privately Held Company (42.0%)				$52,816,594	$27,684,324

SIGNATURES

        The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: 180 Degree Capital Corp.

By:	/s/ Daniel B. Wolfe
Name:	Daniel B. Wolfe
Title:	President and Chief Financial Officer

Date:	May 5, 2020